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                                                                    Exhibit 10.9

                           NTL GROUP 2003 BONUS SCHEME



                            SCHEME RULES AND TARGETS



                                   7 JULY 2003





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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

Contents

1.   Scheme Levels

2.   Payments in NTL Inc. Stock

3.   Scheme Rules

4.   Qualifying Targets

5.   Threshold Targets


Appendices

Detailed Threshold Targets by Division

1.       Home, East South-East

2.       Home, North East

3.       Home, London

4.       Home, North West

5.       Home, Celtic

6.       Home South

7.       Home, Central (excluding Product Teams)

8.       Home, Central Product Teams

9.       Home, Off-Net

10.      Home, Wholesale Internet

11.      Business

12.      Broadcast

13.      Networks

14.      Central Support

15.      Ireland

Unlevered Free Cashflow Calculation

16.      Actual for first half year



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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

1.   SCHEME LEVELS

There are six levels to the NTL Group 2003 Bonus Scheme ("the 2003 Bonus Scheme"), which are characterized as follows:

LEVEL 6 (THE "ASSOCIATE SCHEME")
O    Equivalent to the 2002 "0-6%" Scheme, but with no cap on the maximum payment
O    `On-target' payment of 3%
O Targets based wholly on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate O Payment all in cash
O    Approximately 11,800 participants

LEVEL 5 (THE "SENIOR MANAGER SCHEME")
O    Equivalent to the 2002 "0-30%" Scheme, but with no cap on the maximum payment
O    `On-target' payment of 15%
O 70% of bonus payable by reference to targets based on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate.
O    30% of bonus payable by reference to targets based on NTL Group performance
O    Payment all in cash
O    Approximately 625 participants

LEVEL 4A
O    0-60% expected range, but with no cap on the maximum payment
O    `On-target' payment of 30%
O 70% of bonus payable by reference to targets based on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate.
O    30% of bonus payable by reference to targets based on NTL Group performance
O    Payment all in cash
O    Participants as determined by HR/Board

LEVEL 4B
O    0-60% expected range, but with no cap on the maximum payment
O    `On-target' payment of 30%
O 50% of bonus payable by reference to targets based on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate
O    50% of bonus payable by reference to targets based on NTL Group performance
O Payment to be half in cash on the normal payment date and half in cash or NTL Inc. Stock (to be decided by the company) after a further 12 months
O    Participants as determined by HR/Board

LEVEL 3
O    0-100% expected range, but with no cap on the maximum payment
O    `On-target' payment of 50%


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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS


O 50% of bonus payable by reference to targets based on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate
O    50% of bonus payable by reference to targets based on NTL Group performance
O Payment to be half in cash on the normal payment date and half in cash or NTL Inc. Stock (to be decided by the company) after a further 12 months
O    Participants as determined by HR/Board

LEVEL 2
O    0-150% expected range, but with no cap on the maximum payment
O    `On-target' payment of 75%
O 50% of bonus payable by reference to targets based on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate
O    50% of bonus payable by reference to targets based on NTL Group performance
O Payment to be half in cash on the normal payment date and half in cash or NTL Inc. Stock (to be decided by the company) after a further 12 months
O    Participants as determined by HR/Board

LEVEL 1
O    0-200% expected range, but with no cap on the maximum payment
O    `On-target' payment of 100%
O 50% of bonus payable by reference to targets based on Divisional performance, sub-divided into Business Unit or Departmental targets where appropriate
O    50% of bonus payable by reference to targets based on NTL Group performance
O Payment to be half in cash on the normal payment date and half in cash or NTL Inc. Stock (to be decided by the company) after a further 12 months
O    Participants as determined by HR/Board

Note that certain individual executives may have bonus payments at levels other than listed above if determined by existing contracts of employment.

2.   PAYMENTS IN NTL INC. STOCK

Fifty percent of the bonus payments due for participants of Levels 1, 2, 3 and 4b may, at the company's discretion, be made in NTL Inc. Stock (or Phantom Stock or effective equivalent). Details of the stock element of the bonus payments (nature of stock, stock price, timing of issue etc.) are not covered by this document.

3.   SCHEME RULES

The rules of the 2003 Bonus Scheme, which apply to each of the Scheme Levels unless otherwise stated, are as follows:

a) Performance targets will be set for the first half year and for the full year. Each Division (including Home, Business, Broadcast, Networks, Central Support and Ireland) and, where appropriate, each Business Unit, will set a Qualifying Gate and Threshold Targets.


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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

b) Specific performance targets will be set as the "Qualifying Gate" for each of the first half year and the full year in respect of each Division. If performance in either period meets or exceeds the Qualifying Gate for that period then bonus payments will be made by reference to performance against the Threshold Targets. If the Qualifying Gate is not met in either period, no bonus payments will be made for that period.

c) Performance targets will be set at seven Thresholds: the 50%, 75%, 100%, 125%, 150%, 175% and 200% Thresholds. The percentage bonus payments at each Threshold will be as follows:

Scheme Level             LEVEL 6       LEVEL 5       LEVEL 4A/B      LEVEL 3        LEVEL 2       LEVEL 1
Expected Range           0 TO 6%       0 TO 30%       0 TO 60%      0 TO 100%      0 TO 150%     0 TO 200%
Mid-Point                  N/A           15%            30%            50%            75%          100%
--------------           -------       --------      ----------     ---------      ---------     ---------

      THRESHOLD

           50%             3.00%          7.50%         15.00%         25.00%         37.50%        50.00%
           75%             3.75%         11.25%         22.50%         37.50%         56.25%        75.00%
          100%             4.50%         15.00%         30.00%         50.00%         75.00%       100.00%
          125%             4.875%        18.75%         37.50%         62.50%         93.75%       125.00%
          150%             5.25%         22.50%         45.00%         75.00%        112.50%       150.00%
          175%             5.625%        26.25%         52.50%         87.50%        131.25%       175.00%
          200%             6.00%         30.00%         60.00%        100.00%        150.00%       200.00%

For each                   0.375%         3.75%          7.50%         12.50%         18.75%        25.00%
additional 25%
threshold, add



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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

     Bonus payments will be made in `steps' and percentages payable will not be prorated for performance in between two thresholds; i.e. it is necessary to achieve performance at the next Threshold Target to qualify for the next higher percentage. If any of the performance measures falls below the 50% Threshold Target, that measure will not contribute towards the bonus payment percentage.

d)   Bonus payments will be made in two installments:

>> The first installment will be the percentage of salary calculated by reference to performance against the Threshold Targets for the first half year, multiplied by the salary earned for the first half.
>>   The second installment will be equal to:
     (i) the percentage of salary calculated by reference to performance against the full year Threshold Targets, less;
     (ii)half of the percentage of salary paid in the first installment, unless the percentage in (i) is less than the percentage in (ii), in which case the second payment will be nil (i.e. there will be no clawback of the first payment), multiplied by the salary earned for the full year.

Example: If the 50% Threshold is achieved in the first half year, and the 75% Threshold is achieved for the full year, the bonus payable for a member of the Associate Scheme will be:

     First Installment: 3% of the salary earned in the first half (i.e. 1.5% of annual salary).
     Second installment: 2.25% (3.75% less 1.5%) of the salary earned in the full year.

e) The payments for the first half year will be capped at the following maximum percentages of salary earned in the half year:

SCHEME LEVEL                                              HALF YEAR CAP
------------                                              -------------
Level 6                                                        4.5%
Level 5                                                       15.0%
Level 4                                                       30.0%
Level 3                                                       50.0%
Level 2                                                       75.0%
Level 1                                                      100.0%


f) The portion of the bonus that is due in cash will be made in the first payroll run available after the announcement of the half year and full year results. In practice this is likely to


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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

     mean the first installment will be paid in the August 2003 payroll and the second installment in the April 2004 payroll.

g) The rules of the scheme (including the Qualifying Targets and the Threshold Targets) may be changed at any time by the approval of the Compensation Committee of the Board

4.   THE QUALIFYING TARGETS

The Qualifying Targets for the 2003 Bonus Scheme for each Division are based on Operating Cashflow ("OCF"), defined as EBITDA less Capex, as follows:

DIVISION/BUSINESS UNIT                         LEVEL 6           LEVEL 6         SCHEME           SCHEME
                                              ASSOCIATE         ASSOCIATE       LEVELS 2         LEVELS 2
                                                SCHEME           SCHEME           TO 5             TO 5
                                              -----------      -----------    ------------     -----------
                                              First Half       Full Year      First Half       Full Year
                                                 OCF              OCF             OCF             OCF
                                             (pound)'000      (pound)'000     (pound)'000     (pound)'000
Home Business Units:
   East South East                              74,558         151,551           74,558        151,551
   North East                                   62,874         133,321           62,874        133,321
   London                                       23,965          57,808           23,965         57,808
   North West                                   36,172          76,428           36,172         76,428
   Celtic                                       39,588          83,805           39,588         83,805
   South                                        32,720          68,344           32,720         68,344
   Central (Home total OCF)                    221,882         488,553          221,882        488,553
   Central Product teams                       221,882         488,553          221,882        488,553
   (Home total OCF)
   Off-net                                      (1,495)          1,737           (1,495)         1,737
   Wholesale Internet (Home                    221,882         488,553          221,882        488,553
   total OCF)

Business                                        21,621          49,420           21,261         49,420

Broadcast                                       34,748          83,238           42,890         84,737

Networks/Carriers                              (24,063)        (53,394)         (24,063)       (53,394)

Central Support                                    N/A             N/A              N/A            N/A

Ireland (in Euro)                                3,854k          4,988k           3,854k         4,988k


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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

5.   THE THRESHOLD TARGETS

a) The Threshold Targets for the Associate Scheme will be based 100% on Division/Business Unit performance. For the Level 5 (Senior Manager's Scheme) and Level 4a Schemes, 30% of the bonus will be based on Total Group Performance and 70% on Division/Business Unit performance. For all other levels 50% of the bonus will be based on Total Group Performance and 50% on Division/Business Unit performance.

b) The Threshold Target for the Group element of the bonus scheme will be measured against Group Unlevered Free Cashflow ("UFCF").

     Group UFCF represents cashflow after all working capital movements but before interest payable and before the impact of transactions arising from the Chapter 11 and Recapitalization process. This will be calculated as follows:

Group cash (at bank) at end of period                                           (pound)X
Less Group cash (at bank) at 31 December 2002                                         (X)
                                                                                      ---
Actual cash movement                                                                  X
Less net cash impact of recapitalization costs and Chapter 11 items                   (X)
Add Cash paid for Interest                                                            X
                                                                                      ---
Group UFCF                                                                            X
                                                                                      ---

     The target for Group UFCF at the 100% Threshold is (pound)117,200k at the half year and (pound)295,000k for the full year.

     The calculation of actual UFCF for the first half year is attached as Appendix 16

c) At least 70% of the Division/Business Unit element of the bonus will be measured against Operating Cashflow. The remaining element may be based on performance against KPI's.

d) The OCF targets for the 50%, 75% and 100% Thresholds will be purely based on Division/Business Unit performance. However, achievement of Threshold Targets above the 100% level will be linked to the generation of Group UFCF in excess of the 100% Threshold target levels. Achievement of the 200% Threshold requires an extra (pound)20.8m of Group UFCF for the half year and an extra (pound)74.2m for the full year. These amounts have been allocated between Divisions as additional OCF targets as follows:

                                      FIRST HALF                                      FULL YEAR
                       ---------------------------------------       ----------------------------------------
Threshold                  125%      150%      175%      200%             125%      150%      175%      200%
DIVISION                (pound)'m (pound)'m (pound)'m (pound)'m        (pound)'m (pound)'m (pound)'m (pound)'m
Home                       3.30      6.60      9.90     13.20            10.00     20.00     30.00     40.00
Business                   0.30      0.60      0.90      1.20             1.00      2.00      3.00      4.00
Broadcast                  0.30      0.60      0.90      1.20             1.00      2.00      3.00      4.00
Networks                   1.20      2.40      3.60      4.80             3.50      7.00     10.50     14.00
Central Support             -         -         -         -               2.75      5.50      8.25     11.00
Ireland                    0.10      0.20      0.30      0.40             0.30      0.60      0.90      1.20
                           ----      ----      ----      ----             ----      ----      ----      ----
Total Group                5.20     10.40     15.60     20.80            18.55     37.10     55.65     74.20
                           ====     =====     =====     =====            =====     =====     =====     =====



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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS

e) A contribution (the Working Capital Contribution) will be made towards achievement of the above targets if additional Group UFCF is generated through working capital management, up to a maximum of (pound)6.25m at the half year and (pound)25m for the full year. The Working Capital Contribution will be measured as follows:


Group UFCF (as calculated above)                                                (pound)X
Less Group OCF (EBITDA less Capex)                                                    (X)
                                                                                      ---
Working capital movement                                                              X
Less Target Working capital movement (*)                                              (X)
                                                                                      ---
Working Capital Contribution                                                          X
                                                                                      ---

The Working Capital Contribution will be allocated between Divisions in the same ratio as the Additional OCF targets in the table in 5 d) above. If actual divisional OCF is above the 100% Threshold Target level, the allocated portion of the Working Capital Contribution will be added to the divisional OCF (except for Central Support **) and the total taken as the OCF for measurement against the Threshold Targets.

No allocation will be made if the Working Capital Contribution is negative.

* Target working capital movement = (pound)(2.6)m first half and (pound)(35.25)m full year

** Central Support is being measured by performance against Group OCF. Therefore, for Central Support, the whole of the Working Capital Contribution will be added to Group OCF and the total taken as the OCF for measurement against the Threshold Target.



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                           NTL GROUP 2003 BONUS SCHEME

                            SCHEME RULES AND TARGETS


An example calculation of Working Capital Contribution is set out below:

Suppose Broadcast achieves OCF of (pound)88m for the full year and the Group's Working Capital Contribution is (pound)10m. The percentage bonus payments for Broadcast Senior Managers will be calculated as follows:

1. OCF is greater than the 100% Threshold Target of(pound)86,425k, therefore the Working Capital Contribution can be taken into account.
2. Broadcasts portion of the Working Capital Contribution is(pound)540k, being 5.4% ((pound)4m divided by(pound)74.2m) of(pound)10m.
3.   The OCF is boosted by(pound)540k to(pound)88,540k
4. (pound)88,540k is(pound)2,115k greater than the 100% Threshold Target of(pound)86,425k which gives a bonus payment at the 150% target level (per table in 5 d) above)
5. For Senior Managers this equals a full year payment of 22.5% (per table in 3 c) above).

Note: Without the benefit of the Working Capital Contribution the payment would have been at the 125% Threshold Target giving a bonus payment of 18.75%

f) The detailed Threshold Targets for each Division, subdivided into Business Units/Departments where appropriate, are set out in Appendices 1 to 15. Threshold Targets for the Associate Scheme and the Senior Manger Scheme have been presented. The Threshold targets for Scheme levels 1 to 4 will be the same as used for the Senior Manager Scheme, modified as appropriate to reflect the relevant split between Divisional and Group Targets as per
     Section 1 above.

g) The Threshold Targets will be measured by reference to `normal' trading results. In particular, this means that any adjustments (whether debit or credit) relating to prior years arising from the continuing central datacleanse activities will be excluded from EBITDA and/or Capex as appropriate for the purpose of calculating actual OCF for bonus purposes. The exception is that any datacleanse amounts will be eligible for inclusion if they had been built into the bonus targets when the targets were re-set to include actual results for the first quarter.

h) The decision on which datacleanse and other non-trading items are eligible for inclusion in the OCF calculation will be made by the Chief Financial Officer.


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